Income Tax Provision - Deferred Tax Assets and Liabilities (Details) - DiscoverOrg Holdings - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Net operating loss carryforwards	$ 4.9	$ 1.3
Interest expense carryforward	7.2	0.9
Credit carryforwards	1.3	0.0
Other	0.0	0.0
Total deferred tax assets	13.4	2.2
Deferred tax liabilities
Investment in DiscoverOrg Data LLC	94.0	12.4
Total deferred tax liabilities	94.0	12.4
Less valuation allowance	2.2	0.0
Net deferred tax liability	$ 82.8	$ 10.2